SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: June 30, 1998



                             SAC TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    Minnesota
                 (State or other jurisdiction of incorporation)



               1-13463                               41-1741861
      (Commission File Number)           (IRS Employer Identification No.)


                        4444 West 76th Street, Suite 600
                                 Edina, MN 55435
                    (Address of principal executive offices)

                                 (612) 835-7080
              (Registrant's telephone number, including area code)



                               -------------------

ITEM 5.  OTHER EVENTS

      On June 30, 1998 the registrant sold $2.5 million of its 5% convertible debentures due June 30, 2001, along with five-year warrants to purchase 100,000 shares of common stock exercisable at $7.287 per share, to The Shaar Fund Ltd. A copy of the related press release dated July 6, 1998 issued by the registrant is filed as an exhibit hereto.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits.

            99.1 Press Release dated July 6, 1998, issued by SAC Technologies, Inc.

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          SAC Technologies, Inc.



July 7, 1998                         By   /s/ Gary Wendt
                                        ----------------------------------------
                                              Gary Wendt
                                              Chief Financial Officer